UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 21, 2007

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TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

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Delaware	0-9120	84-0793089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Sonterra Blvd., Suite 350 San Antonio, Texas 78258
(Address of principal executive offices) (Zip Code)

(210) 496-5300
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K which are not historical, including statements regarding the Company’s or management’s intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future with respect to the proceeds of the private placement described below, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. Please refer to the “Risk Factors” section of our Form 10-K for the year ended December 31, 2006, and our Form 10-Q for the quarter ended September 30, 2007.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company assumes no responsibility to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 21, 2007, TXCO Resources Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) describing, among other things, a Securities Purchase Agreement and a Registration Rights Agreement entered into by the Company on November 20, 2007, in connection with the Company’s sale of its Series C Perpetual Convertible Preferred Stock to certain institutional investors. The Company filed a form of the Securities Purchase Agreement and a form of the Registration Rights Agreement as Exhibits 10.1 and 4.1, respectively, with the Original 8-K. The executed versions of the Securities Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 4.1, respectively, and replace the forms of these agreements filed with the Original 8-K.

ITEM 8.01 OTHER EVENTS

The Original 8-K also discussed the Company’s approval of an amendment to its Rights Agreement, which allowed the financing to occur without triggering any provisions of the Rights Agreement. That amendment is filed as Exhibit 4.3 herewith. An additional amendment, which replaced the rights agent, as well as the Rights Agreement itself (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 7, 2000), are also filed herewith as Exhibits 4.2 and 4.4, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement dated November 20, 2007, by and among TXCO Resources Inc. and the parties listed therein.

4.2	Agreement of Substitution and Amendment of Common Shares Rights Agreement dated November 1, 2007, by and between TXCO Resources Inc. and American Stock Transfer and Trust Company.

4.3	Amendment No. 2 to Rights Agreement of TXCO Resources Inc. dated November 19, 2007, by and between TXCO Resources Inc. and American Stock Transfer & Trust Company.

4.4
Rights Agreement dated as of June 29, 2000, between The Exploration Company of Delaware, Inc. and Fleet National Bank (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 7, 2000).

10.1	Securities Purchase Agreement dated November 20, 2007, by and among TXCO Resources Inc. and the parties listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXCO RESOURCES INC.

Date: November 30, 2007	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement dated November 20, 2007, by and among TXCO Resources Inc. and the parties listed therein.

4.2	Agreement of Substitution and Amendment of Common Shares Rights Agreement dated November 1, 2007, by and between TXCO Resources Inc. and American Stock Transfer and Trust Company.

4.3	Amendment No. 2 to Rights Agreement of TXCO Resources Inc. dated November 19, 2007, by and between TXCO Resources Inc. and American Stock Transfer & Trust Company.

4.4
Rights Agreement dated as of June 29, 2000, between The Exploration Company of Delaware, Inc. and Fleet National Bank (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed July 7, 2000).

10.1	Securities Purchase Agreement dated November 20, 2007, by and among TXCO Resources Inc. and the parties listed therein.